RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2019
9. RELATED PARTY TRANSACTIONS
a.	Due from a related party

On May 22, 2018, Xiamen Xinbaiyi Investment Group (“Xinbaiyi”), an entity related to the Company’s Board member and shareholder Mr. Ruenjie Lin, entered into a loan agreement with the Company to borrow RMB2.5 million (approximately $363,499) as working capital for 10 months (from June 5, 2018 to February 28, 2019). The loan is non-interest bearing. Xinbaiyi repaid RMB2 million within 2018. The remaining balance of $72,700 as of December 31, 2018 was received in February 2019. There was no such balance as of December 31, 2019.

b.	Due to related parties

As of December 31, 2019 and 2018, the balance due to related parties are comprised of advances from the Company’s principal shareholders and used for working capital during the Company’s normal course of business. These advances are non-interest bearing and due on demand. Due to related parties amounted to $461,633 and $22,591 as of December 31, 2019 and 2018, respectively.

c.	Borrowing from a related party for acquisition of non-controlling interest

In connection with the Company’s acquisition of the 8.8228% non-controlling interest in China Liberal Beijing, the Company borrowed cash from related party, Ms. Yiyi Lin, the controlling shareholder of the Company, and made the payment to original five non-controlling shareholders (see Note 12). This borrowing from related party is non-interest bearing and due on demand. This borrowing from related party is non-interest bearing and the Company made the repayment to related party in fourth quarter of fiscal year 2019 using cash generated from operating activities.